Exhibit 10.2

FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

This FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Amendment”) is made and entered into as of the 17th day of April, 2017, by and between VHTC LOT 10 LLC, an Illinois limited liability company (“Seller”), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”).

Preliminary Statements:

The following Preliminary Statements are a material part of this Amendment:

A.       Seller and Buyer entered into that certain Agreement of Sale and Purchase dated as of February 9, 2017 (the “Agreement”), relating to certain premises located in Vernon Hills, Illinois and as more particularly described in the Agreement; and

B.       Seller and Buyer desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants and premises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Buyer, Seller and Buyer agree as follows:

Agreements:

1.                  Closing Date. Seller and Buyer hereby agree that the following language in Section 1.2 of the Agreement is hereby deleted: “the earlier of: (i) March 29, 2017; or (ii) April 26, 2017” and is hereby replaced with “May 3, 2017”.

2.       Rent Proration. Notwithstanding anything to the contrary contained in Section 4.4.2 of the Agreement, Seller and Buyer hereby agree that at Closing, all Rents will be prorated on a “collected” basis such that Seller will be entitled to retain any collected Rents accruing for the period prior to the Closing Date and Buyer will receive a credit for all collected Rents for the month of Closing from and after the Closing Date.

3.       Defined Terms. All undefined capitalized terms in this Amendment shall have the same meanings as in the Agreement, unless otherwise defined herein.

4.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or electronic (email) copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

5.       Effect of Amendment. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect, and are hereby ratified and confirmed by Seller and Buyer. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control.

6.       Modifications. This Amendment and the Agreement cannot be modified in any manner other than by written modification executed by Seller and Buyer.

7.       Successors and Assigns. This Amendment is binding upon and inures to the benefit of Seller and Buyer and their respective successors and permitted assigns.

8.       Representations and Warranties. Seller and Buyer represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment on behalf of Seller and Buyer have been duly authorized and empowered to execute this Amendment on behalf of Seller and Buyer, respectively; and that this Amendment is valid and shall be binding upon and enforceable against Seller and Buyer and their respective successors and permitted assigns and shall inure to the benefit of Seller and Buyer and their respective successors and permitted assigns.

[signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have duly executed this First Amendment To Agreement of Sale and Purchase of the day and year first written above.

Seller:

VHTC LOT 10 LLC, an Illinois limited liability company

By:	Taxman Manager LLC, an Illinois limited liability company, its manager

	By:	/s/ Seymour Taxman
Seymour Taxman, Manager

Buyer:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ G. Joseph Cosenza
Name:	G. Joseph Cosenza
Its:	President

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